SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

      Date of Report (or Date of Earliest Event Reported): August 12, 2003

                                  FOSSIL, INC.
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             (Exact name of registrant as specified in its charter)

            Delaware                       0-19848               75-2018505
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(State or other jurisdiction of       (Commission File          (IRS Employer
 incorporation or organization)            Number)           Identification No.)

  2280 N. Greenville Avenue
  Richardson, Texas                                                75082
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  (Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code: (972) 234-2525.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits

99.1 Press Release, dated August 12, 2003, announcing financial results for the quarter ended July 5, 2003.

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

      The information in this Current Report and the accompanying exhibit is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

      On August 12, 2003, Fossil, Inc. issued a press release announcing financial results for the quarter ended July 5, 2003. A copy of this press release is attached hereto as Exhibit 99.1.

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: August 12, 2003

                                        FOSSIL, INC.

                                        By:    /s/ Mike L. Kovar
                                               --------------------------------
                                        Name:  Mike L. Kovar
                                               --------------------------------
                                        Title: Senior Vice President and Chief
                                               Financial Officer

                                  EXHIBIT INDEX

Exhibit No.                              Description

99.1 Press Release, dated August 12, 2003, announcing financial results for the quarter ended July 5, 2003